                    Trustee's Distribution Statement


THE               THE HOLDERS OF:
BANK OF           Prudential Securities Structured Assets, Inc.
NEW               Receipts on Corporate Securities, Series FDX 1997-1
YORK

In accordance with Article IV, Section 4.2 of the Base Trust Agreement dated as of August 28, 1997, The Bank of New York, as Trustee, submits the following cash basis statement for the period ending January 1, 1998.

With regard to the January 1, 1998 Distribution Date:

The amount of principal distribution is $499,083.23 and interest is $1,476,916.77.

The aggregate stated principal amount of the Term Assets are $52,000,000.00 at 7.6%.

The aggregate Certificate Principal Balance is $41,698,538.77.

Underlying Securities held as of January 1, 1998.

Principal Amount         Title of Security
$52,000,000.00           FEDERAL EXPRESS CORPORATION
                         ("FDX")
                         $52,000,000 Aggregate Principal Amount of
                         7.60% Notes Due July 1, 2097


                                   THE BANK OF NEW YORK,
                                   as Trustee

                    Trustee's Distribution Statement


THE               TO THE HOLDERS OF:
BANK OF           Prudential Securities Structured Assets, Inc.
NEW               Receipts on Corporate Securities, Series FDX 1997-1
YORK

In accordance with Article IV, Section 4.2 of the Base Trust Agreement dated as of August 28, 1997, The Bank of New York, as Trustee, submits the following cash basis statement for the period ending July 1, 1998.

With regard to the July 1, 1998 Distribution Date:

The amount of principal distribution is $516,551.14 and interest is $1,459,448.86.

The aggregate stated principal amount of the Term Assets are $52,000,000.00 at 7.6%.

The aggregate Certificate Principal Balance is $41,181,987.63.


Underlying Securities held as of July 1, 1998.

Principal Amount         Title of Security
$52,000,000.00           FEDERAL EXPRESS CORPORATION
                         ("FDX")
                         $52,000,000 Aggregate Principal Amount of
                         7.60% Notes Due July 1, 2097


                                   THE BANK OF NEW YORK,
                                   as Trustee